UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 16, 2010, Puda Coal, Inc. (the “Compafny”) issued a press release reporting certain financial and other information for the fiscal year ended December 31, 2009.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9    Financial Statements and Exhibits

(d)    Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this report.

Exhibit No.	Description

99.1	Press Release of Puda Coal, Inc. dated March 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: March 26, 2010	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer